UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7. REGULATION FD

Item 7.01. Regulation FD Disclosure.

On April 19, 2021, FedEx Corporation (the “Company” or “FedEx”) commenced an offering of euro-denominated notes registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-240157) previously filed with the Securities and Exchange Commission (“SEC”) under the Securities Act. The Company may also commence a separate offering of one or more series of U.S. dollar-denominated notes. The Company currently intends to use the net proceeds from the offering of euro-denominated notes, together with the net proceeds from any offering of U.S. dollar-denominated notes and existing cash and cash equivalents, to redeem in full the $500 million aggregate principal amount outstanding of its 3.400% notes due 2022, the €640 million aggregate principal amount outstanding of its 0.700% notes due 2022, the $500 million aggregate principal amount outstanding of its 2.625% notes due 2022, the €750 million aggregate principal amount outstanding of its 1.000% notes due 2023, the $250 million aggregate principal amount outstanding of its 2.700% notes due 2023, the $750 million aggregate principal amount outstanding of its 4.000% notes due 2024, the $700 million aggregate principal amount outstanding of its 3.200% notes due 2025, the $1.0 billion aggregate principal amount outstanding of its 3.800% notes due 2025 and the $450 million aggregate principal amount outstanding of its 3.300% notes due 2027 (collectively, the “Outstanding Notes”), and to pay accrued and unpaid interest and any make-whole premium thereon and all fees and expenses related thereto. The Company intends to use any remaining net proceeds for general corporate purposes.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company or its subsidiaries. This Current Report on Form 8-K does not constitute a notice of redemption for any Outstanding Notes under their respective indentures. No assurance is given that a notice of redemption for any Outstanding Notes will be issued or that any Outstanding Notes will be redeemed.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, such as statements relating to the Company’s anticipated receipt of the proceeds from the issuance of euro-denominated notes and U.S. dollar-denominated notes and its use of the net proceeds therefrom to redeem the Outstanding Notes. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance and underlying assumptions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the negative impacts of the COVID-19 pandemic; economic conditions in the global markets in which we operate; anti-trade measures and additional changes in international trade policies and relations; a significant data breach or other disruption to our technology infrastructure; our ability to successfully integrate the businesses and operations of Federal Express Corporation (“FedEx Express”) and TNT Express in the expected time frame and at the expected cost and to achieve the expected benefits from the combined businesses; our ability to successfully implement our FedEx Express workforce reduction plan in Europe; our ability to continue to transform and optimize the FedEx Express international business, particularly in Europe; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and achieve the anticipated benefits and associated cost savings of such strategies and actions; the future rate of e-commerce growth and our ability to successfully expand our e-commerce services portfolio; damage to our reputation or loss of brand equity; the impact of the United Kingdom’s withdrawal from the European Union and the terms of their future trading relationship; the timeline for recovery of passenger airline cargo capacity; changes in fuel prices or currency exchange rates; our ability to match capacity to shifting volume levels; the impact of intense competition; evolving or new U.S. domestic or international government regulation or regulatory actions; future guidance, regulations, interpretations, challenges or judicial decisions related to our tax positions; our ability to effectively operate, integrate, leverage and grow acquired businesses, including ShopRunner, Inc.; legal challenges or changes related to service providers engaged by FedEx Ground Package System, Inc. and the drivers providing services on their behalf; an increase in self-insurance accruals and expenses; disruptions or modifications in service by, or changes in the business or financial soundness of, the U.S. Postal Service; the impact of any international conflicts or terrorist activities; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; our ability to achieve our goal of carbon-neutral operations by 2040; constraints, volatility or disruption in the capital markets and our ability to obtain financing; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	April 19, 2021	By:	/s/ Herbert C. Nappier
			Name:	Herbert C. Nappier
			Title:	Executive Vice President, Treasurer, Tax & Corporate Development

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